UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer
Identification No.)

5353 Nathan Lane

Plymouth, MN  55442

(Address of Principal Executive Offices)  (Zip Code)

(763) 553-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On August 8, 2006, Zomax Incorporated (“Company”), Inomax, LLC (“Inomax”) and Zomax Merger Corp., a wholly-owned subsidiary of Inomax (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).   If the Merger Agreement is approved by the Company’s shareholders and certain other conditions to the closing of the merger are satisfied, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Inomax (the “Merger”).

The Merger Agreement provides that at the effective time of the Merger, each outstanding share of Common Stock of the Company will be converted into the right to receive $2.09 in cash, without interest.

The Merger has been approved by the board of directors of the Company. Consummation of the Merger is subject to various conditions, including (i) receipt of approval from the Company’s shareholders; (ii) receipt of the requisite approvals from regulatory authorities; and (iii) satisfaction of certain other conditions. This description of the Merger Agreement is not complete and is qualified by reference to the Merger Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Company's Common Stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and are listed on The NASDAQ Global Market (the “NASDAQ”) under the symbol “ZOMX.”  As a result of the merger, the Company will be a privately-held corporation, and there will be no public market for its shares. After the merger, the Company’s shares will cease to be traded on the NASDAQ. After the effective time of the merger, the Company will also no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”) and registration of the Company’s shares under the Exchange Act will be terminated.

In connection with the proposed merger, the Company will file a proxy statement addressed to the Company’s shareholders with the SEC. Investors and shareholders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 2.1              Agreement and Plan of Merger dated August 8, 2006 by and among Inomax, LLC, Zomax Merger Corp. and Zomax Incorporated

Exhibit 99.1            Press release dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

ZOMAX INCORPORATED

By	/s/ Richard D. Barnes
Richard D. Barnes
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 8, 2006	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

2.1	Agreement and Plan of Merger dated August 8, 2006 by and among Inomax, LLC, Zomax Merger Corp. and Zomax Incorporated

99.1	Press release dated August 9, 2006.